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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-73053) of King Pharmaceuticals, Inc. of our report dated April 28, 2000 relating to the financial statements of the King Pharmaceuticals, Inc. 401(k) Profit Sharing Plan, which appears in this Form 11-K.




PRICEWATERHOUSECOOPERS LLP



Greensboro, NC
June 27, 2000